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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-60543 and 33-60553) of Rexene Corporation of our report dated February 7, 1996, except as to Note 20, for which the date is March 15, 1996, appearing on page F-2 of this Form 10-K.

PRICE WATERHOUSE LLP

Dallas, Texas
March 15, 1996